UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-04873

The Gabelli Growth Fund
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

John C. Ball Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Growth Fund

Annual Report — December 31, 2022

(Y)our Portfolio Management Team

Howard F. Ward, CFA

Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return per Class I Share of The Gabelli Growth Fund was (38.9)% compared with a total return of (18.1)% for the Standard & Poor’s (S&P) 500 Index and a total return of (29.1)% for the Russell 1000 Growth Index. Other classes of shares are available. See page 4 for the performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective (Unaudited)

The Fund’s investment objective is to seek to provide capital appreciation. The Fund’s secondary objective is to produce current income.

The Fund’s investment strategy is to invest in common stocks. The Fund may also invest in foreign securities. The Fund focuses on securities of companies that appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Fund’s investment adviser, Gabelli Funds, LLC (the Adviser), invests the Fund’s assets in companies that the portfolio managers believe have above average or expanding market shares, profit margins, and returns on equity.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. government, various trade associations, and other sources, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

Performance Discussion (Unaudited)

In the first quarter of 2022, we added Block, a next-generation payments facilitator which provides hardware and software to merchants to help them run their businesses. Block also operates a leading digital wallet, Cash App, which has 44 million users and is expanding functionality from peer-to-peer payments to a more complete suite of financial services. Block’s recent acquisition of Afterpay, a leading buy-now-pay-later (BNPL) vendor, has the potential to bridge Block’s merchant and consumer businesses. We added Take-Two Interactive Software, a leading video game publisher of AAA quality content. In January, Take-Two announced its intention to acquire video game publisher Zynga. We also bought Medtronic, a leading medical device company, which is experiencing improving procedure volumes after a prolonged period of deferred procedures due to the pandemic. In addition to improving procedure volumes, Medtronic stands to benefit from a rich pipeline of new products, including the continued rollout of its Hugo robotic assisted surgery system.

For the second quarter, our longer duration growth stocks came under pressure as interest rates doubled. We believe most, if not all, of this reset is due to the setting of higher rates. Our top contributors to performance were Analog Devices, UnitedHealth Group, KLA Corp., and Lam Research. Our biggest detractors were Block Inc., ZoomInfo Technologies, Netflix, and Cloudflare. We established a new position in NextEra Energy during the quarter. We sold positions in Analog Devices, KLA Corp., Lam Research, and Medtronic.

Rising interest rates continued to weigh on our longer duration growth stocks during the third quarter, as the 10-year U.S. Treasury yield rose from 2.8% to 3.9%. The economy is slowing and the risk of recession has risen. We established new positions in American Tower Corp (cell tower REIT), Autodesk (architectural and mechanical design software), Costco Wholesale (membership warehouse), Tesla (electric vehicles, battery energy storage, solar panels), and Zscaler (cybersecurity software). We eliminated positions in Applied Materials and APTIV PLC. For the third quarter, our top contributors to performance were ZoomInfo Technologies, Netflix, Cloudflare, and Amazon. Our biggest detractors were Costco, Estee Lauder, Visa, and Tesla.

The big story this year was rising interest rates. While rates bottomed in August of 2020, they did not really surge until last year. The 10-year Treasury began the year at 1.5%, began rising in January, and continued to rise until late October when the yield hit 4.2%. This was the primary performance headwind for the fourth quarter and the year overall. Higher rates compressed valuations, especially for longer-duration technology stocks, of which we were and are overweight. Our largest five holdings represent 43% of assets, and the top fifteen represent 69%. This degree of concentration can result in above average volatility in both directions.

The top contributors to the Fund’s performance in 2022 included: The Charles Schwab Corp. (1.8% of net assets as of December 31, 2022); UnitedHealth Group Inc. (4.0%); and NextEra Energy Inc. (3.7%).

Some of our weaker performing stocks during the year were: Microsoft Corp. (14.0%); Apple Inc. (11.8%); and Meta Platforms Inc., Cl. A (1.3%).

Thank you for your investment in The Gabelli Growth Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (4/10/87)
Class I (GGCIX)	(38.91)%	7.52%	11.59%	7.42%	9.93%
S&P 500 Index (b)	(18.11)	9.42	12.56	8.81	9.85
Russell 1000 Growth Index (b)	(29.14)	10.96	14.10	10.32	9.77
Class AAA (GABGX)	(39.04)	7.25	11.32	7.16	9.82
Class A (GGCAX)	(39.05)	7.25	11.32	7.16	9.82
With sales charge (c)	(42.55)	5.98	10.66	6.74	9.65
Class C (GGCCX)	(39.50)	6.45	10.48	6.36	9.38
With contingent deferred sales charge (d)	(40.10)	6.45	10.48	6.36	9.38

(a)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares, and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(b)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index. The since inception performance results for both the S&P 500 Index and Russell 1000 Growth Index are as of March 31,1987.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated April 29, 2022, the expense ratios for Class AAA, A, C, and I Shares are 1.34%, 1.34%, 2.09%, and 1.09%, respectively. See page 11 for the expense ratios for the year ended December 31, 2022. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GROWTH FUND (CLASS AAA SHARES), S&P 500 INDEX, AND RUSSELL 1000 GROWTH

INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(39.04)%	7.25%	11.32%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$925.20	1.38%	$6.70
Class A	$1,000.00	$925.10	1.38%	$6.70
Class C	$1,000.00	$921.70	2.13%	$10.32
Class I	$1,000.00	$926.00	1.13%	$5.49
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.25	1.38%	$7.02
Class A	$1,000.00	$1,018.25	1.38%	$7.02
Class C	$1,000.00	$1,014.47	2.13%	$10.82
Class I	$1,000.00	$1,019.51	1.13%	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of December 31, 2022:

The Gabelli Growth Fund

Technology - Software	19.4%	Financials	8.0%
Consumer Discretionary	15.3%	Technology - Semiconductors	4.8%
Health Care	14.2%	Energy	0.8%
Technology - Hardware and Equipment	13.8%	U.S. Government Obligations	0.5%
Industrials	12.8%	Other Assets and Liabilities (Net)	(0.5)%
Technology - Computer Services	10.9%		100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Growth Fund

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 100.0%
	TECHNOLOGY - SOFTWARE — 19.4%
32,900	Adobe Inc.†	$2,245,380	$11,071,837
10,000	Automatic Data Processing Inc.	2,431,013	2,388,600
57,000	CrowdStrike Holdings Inc., Cl. A†	8,169,155	6,001,530
13,600	Intuit Inc.	5,527,663	5,293,392
381,800	Microsoft Corp.	12,657,257	91,563,276
27,000	ServiceNow Inc.†	4,563,790	10,483,290
		35,594,258	126,801,925
	CONSUMER DISCRETIONARY — 15.3%
452,000	Amazon.com Inc.†	9,205,216	37,968,000
4,200	Chipotle Mexican Grill Inc.†	6,583,878	5,827,458
26,500	Costco Wholesale Corp.	13,883,229	12,097,250
44,800	Netflix Inc.†	10,539,040	13,210,624
91,400	Starbucks Corp.	9,105,671	9,066,880
108,500	Tesla Inc.†	29,862,430	13,365,030
26,300	The Estee Lauder Companies Inc., Cl. A	4,449,000	6,525,293
22,700	The Walt Disney Co.†	1,998,120	1,972,176
		85,626,584	100,032,711
	HEALTH CARE — 14.2%
53,300	Danaher Corp.	5,768,733	14,146,886
72,000	Edwards Lifesciences Corp.†	2,900,518	5,371,920
35,900	Eli Lilly & Co.	13,082,213	13,133,656
60,700	Intuitive Surgical Inc.†	14,144,251	16,106,745
21,100	Thermo Fisher Scientific Inc.	2,805,950	11,619,559
48,900	UnitedHealth Group Inc.	24,174,767	25,925,802
45,800	Zoetis Inc.	2,232,577	6,711,990
		65,109,009	93,016,558
	TECHNOLOGY - HARDWARE AND EQUIPMENT — 13.8%
592,100	Apple Inc.	7,638,360	76,931,553
24,000	ASML Holding NV	8,026,931	13,113,600
		15,665,291	90,045,153
	INDUSTRIALS — 12.8%
57,200	Mastercard Inc., Cl. A	1,664,727	19,890,156
289,000	NextEra Energy Inc.	24,130,618	24,160,400
96,700	PayPal Holdings Inc.†	5,799,650	6,886,974
52,300	The Sherwin-Williams Co.	8,584,037	12,412,359
99,100	Visa Inc., Cl. A	1,831,829	20,589,016
		42,010,861	83,938,905
	TECHNOLOGY - COMPUTER SERVICES — 10.9%
342,000	Alphabet Inc., Cl. A†	6,830,730	30,174,660
218,900	Alphabet Inc., Cl. C†	5,221,626	19,422,997
129,500	Cloudflare Inc., Cl. A†	6,890,131	5,854,695
73,000	Meta Platforms Inc., Cl. A†	3,781,796	8,784,820
Shares		Cost	Market Value
47,670	Snowflake Inc., Cl. A†	$13,252,394	$6,842,552
		35,976,677	71,079,724
	FINANCIALS — 8.0%
67,200	American Tower Corp., REIT	17,183,258	14,236,992
10,400	BlackRock Inc.	4,502,126	7,369,752
102,500	Block Inc.†	10,549,904	6,441,100
11,400	Marsh & McLennan Companies Inc.	1,896,807	1,886,472
22,000	MSCI Inc.	7,373,777	10,233,740
144,400	The Charles Schwab Corp.	11,600,013	12,022,744
		53,105,885	52,190,800
	TECHNOLOGY - SEMICONDUCTORS — 4.8%
165,500	Lattice Semiconductor Corp.†	9,321,543	10,737,640
142,800	NVIDIA Corp.	7,022,174	20,868,792
		16,343,717	31,606,432
	ENERGY — 0.8%
20,100	Enphase Energy Inc.†	6,267,242	5,325,696
	TOTAL COMMON STOCKS	355,699,524	654,037,904

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.5%
$3,025,000	U.S. Treasury Bill, 4.254%††, 03/23/23	2,996,352	2,996,878

	TOTAL INVESTMENTS — 100.5%	$358,695,876	657,034,782
	Other Assets and Liabilities (Net) — (0.5)%		(3,184,106)
	NET ASSETS — 100.0%		$653,850,676

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Growth Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $358,695,876)	$657,034,782
Cash	58,792
Receivable for Fund shares sold	137,225
Dividends receivable	135,934
Prepaid expenses	24,399
Total Assets	657,391,132
Liabilities:
Payable for investments purchased	1,998,120
Payable for Fund shares redeemed	597,510
Payable for investment advisory fees	580,504
Payable for distribution fees	117,469
Payable for accounting fees	11,250
Other accrued expenses	235,603
Total Liabilities	3,540,456
Net Assets
(applicable to 10,673,153 shares outstanding)	$653,850,676
Net Assets Consist of:
Paid-in capital	$356,412,554
Total distributable earnings	297,438,122
Net Assets	$653,850,676
Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($508,490,850 ÷ 8,358,430 shares outstanding)	$60.84
Class A:
Net Asset Value and redemption price per share ($9,468,997 ÷ 155,602 shares outstanding)	$60.85
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$64.56
Class C:
Net Asset Value and offering price per share ($2,922,476 ÷ 59,535 shares outstanding)	$49.09	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($132,968,353 ÷ 2,099,586 shares outstanding)	$63.33

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $18,343)	$4,134,510
Interest	116,246
Total Investment Income	4,250,756
Expenses:
Investment advisory fees	8,376,559
Distribution fees - Class AAA	1,631,296
Distribution fees - Class A	32,219
Distribution fees - Class C	37,938
Shareholder services fees	475,530
Shareholder communications expenses	150,377
Trustees’ fees	74,000
Legal and audit fees	71,798
Registration expenses	64,555
Custodian fees	50,223
Accounting fees	45,000
Interest expense	4,832
Miscellaneous expenses	74,983
Total Expenses	11,089,310
Less:
Expenses paid indirectly by broker (See Note 6)	(539)
Net Expenses	11,088,771
Net Investment Loss	(6,838,015)
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	83,976

Net change in unrealized appreciation/depreciation:
on investments	(439,079,490)
on foreign currency translations	(726)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(439,080,216)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(438,996,240)
Net Decrease in Net Assets Resulting from Operations	$(445,834,255)

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment loss	$(6,838,015)	$(9,160,402)
Net realized gain on investments	83,976	56,112,356
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(439,080,216)	171,554,655
Net Increase/(Decrease) in Net Assets Resulting from Operations	(445,834,255)	218,506,609

Distributions to Shareholders:
Accumulated earnings
Class AAA	—	(44,294,740)
Class A	—	(904,104)
Class C	—	(316,553)
Class I	—	(10,223,591)
Total Distributions to Shareholders	—	(55,738,988)

Shares of Beneficial Interest Transactions:
Class AAA	(61,480,727)	(37,645,074)
Class A	(2,186,007)	2,606,175
Class C	(367,458)	(504,996)
Class I	(81,155)	42,982,605
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(64,115,347)	7,438,710
Redemption Fees	351	2,999
Net Increase/(Decrease) in Net Assets	(509,949,251)	170,209,330
Net Assets:
Beginning of year	1,163,799,927	993,590,597
End of year	$653,850,676	$1,163,799,927

See accompanying notes to financial statements.

The Gabelli Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Loss	Operating Expenses		Portfolio Turnover Rate
Class AAA
2022	$99.81	$(0.64)	$(38.33)	$(38.97)	$—	$—		$—	$0.00	$60.84	(39.04)%	$508,491	(0.86)%	1.37	%(c)	34%
2021	85.55	(0.84)	20.12	19.28	(5.02)	—		(5.02)	0.00	99.81	22.48	919,152	(0.90)	1.34		45
2020	65.82	(0.45)	26.18	25.73	(6.00)	(0.00	)(b)	(6.00)	0.00	85.55	39.12	825,377	(0.60)	1.37		65
2019	54.66	(0.32)	19.04	18.72	(7.56)	—		(7.56)	0.00	65.82	34.18	653,311	(0.49)	1.38		75
2018	56.74	(0.31)	1.32	1.01	(3.09)	—		(3.09)	0.00	54.66	1.83	524,721	(0.49)	1.40	(c)	65
Class A
2022	$99.83	$(0.64)	$(38.34)	$(38.98)	$—	$—		$—	$0.00	$60.85	(39.05)%	$9,469	(0.87)%	1.37	%(c)	34%
2021	85.57	(0.85)	20.13	19.28	(5.02)	—		(5.02)	0.00	99.83	22.47	18,700	(0.90)	1.34		45
2020	65.84	(0.47)	26.20	25.73	(6.00)	(0.00	)(b)	(6.00)	0.00	85.57	39.11	13,749	(0.62)	1.37		65
2019	54.68	(0.31)	19.03	18.72	(7.56)	—		(7.56)	0.00	65.84	34.16	6,087	(0.47)	1.38		75
2018	56.76	(0.31)	1.32	1.01	(3.09)	—		(3.09)	0.00	54.68	1.83	4,882	(0.50)	1.40	(c)	65
Class C
2022	$81.14	$(0.97)	$(31.08)	$(32.05)	$—	$—		$—	$0.00	$49.09	(39.50)%	$2,923	(1.61)%	2.12	%(c)	34%
2021	70.84	(1.27)	16.59	15.32	(5.02)	—		(5.02)	0.00	81.14	21.55	5,358	(1.65)	2.09		45
2020	55.66	(0.87)	22.05	21.18	(6.00)	(0.00	)(b)	(6.00)	0.00	70.84	38.09	5,150	(1.37)	2.12		65
2019	47.44	(0.71)	16.49	15.78	(7.56)	—		(7.56)	0.00	55.66	33.18	2,926	(1.25)	2.13		75
2018	50.02	(0.68)	1.19	0.51	(3.09)	—		(3.09)	0.00	47.44	1.08	2,849	(1.24)	2.15	(c)	65
Class I
2022	$103.66	$(0.47)	$(39.86)	$(40.33)	$—	$—		$—	$0.00	$63.33	(38.91)%	$132,968	(0.61)%	1.12	%(c)	34%
2021	88.48	(0.63)	20.83	20.20	(5.02)	—		(5.02)	0.00	103.66	22.77	220,590	(0.65)	1.09		45
2020	67.75	(0.28)	27.01	26.73	(6.00)	(0.00	)(b)	(6.00)	0.00	88.48	39.48	149,315	(0.35)	1.12		65
2019	55.96	(0.16)	19.51	19.35	(7.56)	—		(7.56)	0.00	67.75	34.51	83,830	(0.23)	1.13		75
2018	57.87	(0.15)	1.33	1.18	(3.09)	—		(3.09)	0.00	55.96	2.09	61,241	(0.23)	1.15	(c)	65

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2022 and 2018 there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Growth Fund was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is capital appreciation and its secondary goal is to produce current income. The Fund commenced investment operations on April 10, 1987.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$654,037,904	—	$654,037,904
U.S. Government Obligations	—	$2,996,878	2,996,878
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$654,037,904	$2,996,878	$657,034,782

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at December 31, 2022 or December 31, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply.

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the write-off of current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to decrease paid-in capital by $6,758,128, with an offsetting adjustment to total distributable earnings.

The Fund did not have distributions for the year ended December 31, 2022. The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Year Ended December 31, 2021
Distributions paid from:
Net long term capital gains	$55,738,988
Total distributions paid	$55,738,988

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(90,127)
Net unrealized appreciation on investments and foreign currency translations	297,528,249
Total	$297,438,122

At December 31, 2022, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period.

Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$90,127

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

At December 31, 2022, the temporary differences between book basis and tax basis net unrealized appreciation on investments were due to the deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$359,505,989	$335,339,979	$(37,811,186)	$297,528,793

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $285,159,320 and $354,074,908, respectively.

6.  Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Distributor retained a total of $7,544 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $539.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2022, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2022, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the eleven days of borrowings during the year ended December 31, 2022 was $3,249,333 with a weighted average interest rate of 5.02%. The maximum amount borrowed at any time during the year ended December 31, 2022 was $5,885,000.

8.  Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	130,661	$9,867,912	187,722	$17,489,291
Shares issued upon reinvestment of distributions	—	—	420,087	42,360,472
Shares redeemed	(981,704)	(71,348,639)	(1,046,703)	(97,494,837)
Net decrease	(851,043)	$(61,480,727)	(438,894)	$(37,645,074)
Class A
Shares sold	23,595	$1,740,806	42,701	$4,032,455
Shares issued upon reinvestment of distributions	—	—	8,615	869,045
Shares redeemed	(55,300)	(3,926,813)	(24,690)	(2,295,325)
Net increase/(decrease)	(31,705)	$(2,186,007)	26,626	$2,606,175
Class C
Shares sold	8,227	$486,017	16,670	$1,276,843
Shares issued upon reinvestment of distributions	—	—	3,850	315,707
Shares redeemed	(14,728)	(853,475)	(27,189)	(2,097,546)
Net decrease	(6,501)	$(367,458)	(6,669)	$(504,996)
Class I
Shares sold	282,950	$22,164,380	442,944	$42,784,434
Shares issued upon reinvestment of distributions	—	—	90,997	9,531,094
Shares redeemed	(311,283)	(22,245,535)	(93,650)	(9,332,923)
Net increase/(decrease)	(28,333)	$(81,155)	440,291	$42,982,605

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Growth Fund (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022, and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

March 1, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

The Gabelli Growth Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 17, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee 1942	Since 1987	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Trustee 1944	Since 1995	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT TRUSTEES[5]:

James P. Conn Trustee 1938	Since 1992	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Robert J. Morrissey Trustee 1939	Since 2001	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Anthonie C. van Ekris6 Trustee 1934	1987-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

The Gabelli Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

Salvatore J. Zizza[6,7] Trustee 1945	1987-1996 2000-present	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

The Gabelli Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.
[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be under common control with the Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

James P. Conn
Former Chief Investment Officer
Financial Security Assurance
Holdings Ltd.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manger
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher
& Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q422AR

GABELLI
FUNDS

THE GABELLI GROWTH FUND

Annual Report
December 31, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,298 for 2021 and $42,313 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,335 for 2021 and $4,550 for 2022. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2022.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Growth Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

 /s/

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 9, 2023

* Print the name and title of each signing officer under his or her signature.